Exhibit 99.1
Letter to Stockholders Delivered by Movella Holdings Inc.

April 1, 2024

Dear Stockholders,

Since Movella's merger with Pathfinder Acquisition Corp in February 2023, the Company has faced a number of macroeconomic, geopolitical, and business challenges. These include the Hollywood labor strikes, global supply chain inflationary pressures, a deteriorating Chinese economy, the war in Ukraine, transitioning to operating as a public company, and the pursuit of certain business initiatives outside the Company’s historical core business. Taken together, these factors have led to a weakening of demand for the Company’s products across each of its core markets and have negatively impacted the Company’s ability to grow its revenues in 2023. These factors have also led to an increase in costs and expenses during this period which has negatively impacted the Company’s goal of achieving EBITDA break-even by mid-2024. During this time, the Company's stock price and trading liquidity have also declined, while its stock price volatility has increased.

Since joining the Company as Interim CEO on January 1, 2024, we have taken a number of critical steps to address many of these issues and position the Company for future success, including:

–Reorganized and streamlined the reporting structure and management of the Company into three core lines of business, corresponding to our three core markets – Entertainment, Health & Sports, Automation & Mobility
–Refocused our Engineering efforts to support the development, launch, and sale of new products in each of our three core business lines
–Focused our Sales & Marketing efforts on product marketing, demand generation, outbound sales, and key customer account management
–Deemphasized and/or are in the process of exiting a number of business initiatives that do not align with our core lines of business
–Reduced our operating expenses and cash burn
–Developed an operating plan that we believe will achieve EBITDA break-even with our current liquidity, assuming a successful restructuring of our senior debt
–Completed an internal investigation by the Audit Committee of certain accounting and internal control matters, and substantially completed the implementation of remedial measures
–Pursued the delisting of the Company from Nasdaq which will substantially reduce our operating expenses, including accounting, legal, and regulatory compliance
–Retained a new auditing firm which has begun the work necessary to bring the Company current on its financial statements
–Begun discussions with our senior lenders on how to restructure the debt with the goal of supporting the Company’s growth and success while balancing the interests of lenders and investors

We are implementing these steps as rapidly and prudently as possible, while leveraging the Company’s differentiated technology, marquis customer base, global partner network, and passionate and dedicated employee base. We anticipate that the results of these efforts will take several quarters to materialize, and we appreciate your patience and support throughout this period. Admittedly some of these steps – such as delisting from Nasdaq – may disappoint certain of our investors, but we measure the success of the Company not by whether it is traded on Nasdaq, OTC, or privately held, but whether we can consistently build and deliver great products to our customer base, support their success, while growing the Company’s revenues and generating profits. Note that once our financials are published, we intend to host a conference call with our stockholders and provide an update on our financial condition and business strategy.

Recent Filings

The following is a summary of the Company’s recent filings including the notice of our intent to delist from Nasdaq.

As previously reported, on March 20, 2024, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of its decision to voluntarily delist its Common Stock and Warrants (“Securities”) from the Nasdaq

Global Market . As stated in the Company’s Form 8-K filed on March 27, 2024, the Company expects that the last trading day of the Securities on the Nasdaq Global Market will be on or about April 1, 2024. Thereafter, the Company expects to have the Securities quoted on a market operated by OTC Markets Group Inc. (the “OTC”), beginning around or after April 12, 2024, so that a trading market may continue to exist for the Securities. There is no guarantee, however, that a broker will continue to make a market in the Securities and that trading of the Securities will continue on an OTC market or otherwise.

As stated in the Company’s Form 8-K filed on November 14, 2023, the Company concluded that previously issued unaudited financial statements included in Quarterly Reports on Form 10-Q for the periods ended March 31, 2023 and June 30, 2023 should no longer be relied upon and should be restated as noted in the Form 8-K. As stated in the Company’s Form 8-K filed on November 15, 2023, the Company announced a delay in the filing of its quarterly report on Form 10-Q for the three months ended September 30, 2023 as a result of the required restatements. As stated in the Company’s Form 8-K filed on January 30, 2024, RSM, LLP resigned as the Company’s independent registered public accounting firm. The lack of an independent registered accounting firm has adversely affected the Company’s ability to complete the restatements, and has delayed the filing of our 10-Q for the quarter ended September 30, 2023, the completion of our 2023 annual audit and the filing of our Form 10-K, resulting in non-compliance with Nasdaq’s continued listing standards.

On March 21, 2024, the Company announced that its Audit Committee appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm effective March 19, 2024. Now that Marcum has been engaged, the Company is working to complete the restatements of the interim financial statements for the periods ended March 31, 2023 and June 30, 2023, complete the audit review of the interim financial statements for the three months ended September 30, 2023, and complete the fiscal year 2023 annual audit as quickly as possible. While the Company and its auditors are working as quickly as possible, at this stage the Company cannot provide a specific timeline for the completion of the work.

We thank you for your support.
Sincerely,

Eric C. Salzman
Interim Chief Executive Officer

About Movella Holdings Inc.
Movella is a leading full-stack provider of sensors, software, and AI analytics that transforms movement data into lifelike animations and valuable, actionable insights. Our motion capture technology enables a wide array of innovative solutions in end markets including entertainment and gaming, health and sports, and automation and mobility. We bring meaning to movement for some of the most esteemed global brands including Electronic Arts, EPIC Games, 20th Century Studios, Netflix, BMW, Toyota, and Siemens. To learn more, please visit www.movella.com.

Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of Movella’s management as of the date hereof. Words such as “anticipate,” “believe,” “commit”, “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “position,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions or the negative thereof, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the anticipated impact, benefits, and timing of the steps taken to position the Company for future success, including the refocus of the engineering and sales and marketing efforts to support new products in the Company’s three core business lines, the deemphasis or exiting of business initiatives that do not align with such core business lines, the development of an operating plan that the Company believes will achieve EBITDA break-even with the Company’s current liquidity levels, the restructuring of the Company’s senior debt, remedial measures taken in response to the Audit Committee internal investigation, the delisting of the Company from Nasdaq and the expected reduction of operational costs and compliance burden related to the same, and the work being undertaken to become current on the Company’s financial statements; the Company’s belief that it is on the right path to turn around the Company and realize the full potential for all stakeholders; potential reaction, including from investors, to the steps taken to position the Company for long-term success; the Company’s intent to continue to drive the Company towards profitability and deliver compelling new products into its core markets; the anticipated timing of the suspension of trading and the delisting of the Company’s Securities from Nasdaq; the potential trading of the Company’s Securities after the delisting; the Company’s expectations regarding quotation of the Securities on the OTC (including that a trading market may not continue to exist for the Securities on the OTC or otherwise) and anticipated timing thereof; the timing of actions by Nasdaq or the OTC, including with respect to the suspension of trading and delisting of the Securities or any quotation thereof on the OTC; and the Company’s plans with respect to the contemplated restatements of the interim financial statements for the periods ended March 31, 2023 and June 30, 2023, preparation of the interim financial statements for the three months ended September 30, 2023, and audit for the fiscal year 2023, and the timing thereof. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including, but not limited to, risks related to: the restructuring of the Company’s senior debt and the terms of any such restructuring; the Company’s ability to realize the anticipated results and benefits of the steps taken to position the Company for future success within the timeframe expected or at all; the completion of the delisting of the Company’s securities from Nasdaq and the ability to have the Company’s securities quoted on the OTC or otherwise traded after the delisting; the completion, timing, and impact of the remedial measures taken as a result of the Audit Committee internal investigation; the Company’s ability to become current in its financial reporting obligations; and other risks disclosed in Movella’s SEC filings, including Movella’s annual report on Form 10-K, quarterly reports on Form 10-Q, and subsequent filings made by Movella with the SEC. Further, if any of the assumptions underlying the forward-looking statements prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements speak only as of the date on which they are made. Except as required by law, Movella undertakes no obligation to update or revise any forward-looking statements.

Media

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Investors

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(725) 238-5682